The Emerging Markets
                                 Income Fund II Inc

                                                                January 24, 1997

Dear Shareholders:

WE ARE PLEASED to provide you with this semi-annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of November 30, 1996. Included are market commentary, a statement of the Fund's investments as of November 30, 1996, and financial statements for the six months ended November 30, 1996.

We are pleased to report that the Fund returned 26.41% based on net asset value for the six months ended November 30, 1996, compared to 23.02% for the average closed-end Emerging Market Debt Fund as per Lipper Analytical Services. For the twelve months ended November 30, 1996, the Fund returned 59.59% compared to 48.42% for the same Lipper average.

The net asset value of the fund increased from $13.54 per share on May 31, 1996 to $16.13 per share on November 30, 1996. Dividends of $0.825 per share were declared during the period.

Throughout the last six months, the Fund continued to provide investors with stable current income through its broad exposure to government sponsored debt instruments issued in emerging market economies. On November 30, 1996, the Fund, as a percentage of total investments, was approximately 92% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The remainder of the Fund's assets was invested primarily in short-term investments.

Emerging Markets Review

THE EMERGING DEBT market continued on its very positive trend during the six months ended November 30, 1996. Both strong economic and political developments in many of the larger issuing countries combined with a broader investor base in the market to lower risk premiums for investing in the asset class. As a result, yields declined in general and various emerging market debt instruments appreciated in value.

Continued global expansion, particularly in North America, boosted exports from many emerging countries, and the substantial rise in world oil prices benefited oil-exporting emerging nations. The increased revenues strengthened these countries' financial and budgetary outlooks, and financial management has generally improved. As a consequence, several emerging market issuers were upgraded and gained increased access to the capital markets, reducing interest costs in many nations as well.

Latin America   Mexico grew strongly in the last six months in economic terms propelling positive growth for all of 1996. Mexico also reentered the global bond markets, eliminating its outstanding debt to the U.S. Government ahead of schedule.

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Brazil was dominated by relative inertia as key structural budget reforms, as well as a larger scale privatization, have been deterred by President Cardoso's drive to amend the constitution to allow him to run for a second term as President. On the positive side in Brazil, the country continues to build reserves and to keep inflation under control, as the inflation rate declined from 23.1% in 1995 to 10.1% in 1996.

Argentina was dominated by the transition from Finance Minister Domingo Cavallo to Rogue Fernandez, and the reception that change would receive in global markets. Argentina continues to require heavy financing on world markets and the transition to Fernandez as the finance chief has gone very smoothly. Meanwhile, on the economic front, Argentina has pushed ahead with various labor market reforms that should augment GDP growth at a more accelerated rate in 1997.

Venezuela continued to benefit from much higher oil prices as well as strong reform minded moves in government led by Teodoro Petoff. So far, Venezuela appears to be not allowing higher oil prices to deter reform and is using excess oil revenues to pay down debt. Venezuela has shown the most improvement in credit quality of the major Latin American countries in the last half of 1996.

Eastern Europe Events in Russia dominated the Eastern European debt markets. Yeltsin's re-election buoyed the market early in the period and although bypass surgery caused concern, later it failed to dampen the economy overall and markets ended the period up strongly. During this rather chaotic period, Russia issued its first Eurobond of $1 billion and received a BB- credit rating from S&P and Ba from Moodys. This financing was very well received and is the first of many Russian issues expected in addition to the finalization of the debt restructuring of the Soviet Union, which should be completed in spring of 1997.

Bulgaria has suffered six months of economic turmoil, as weakness in the currency and declining economic activity have led to a leadership crisis. The International Monetary Fund is advising the government. Nevertheless, they will not fund Bulgaria without certain economic reforms.

Dividend Reinvestment Plan

FOR THOSE SHAREHOLDERS not currently participating in the Fund's Dividend Reinvestment Plan (the "Plan"), we encourage you to do so. The Plan offers a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of the Fund.

Shareholders who are not currently participating in the Plan may enroll in the Plan by completing an Authorization Card attached to the Terms and Conditions of the Plan, which can be obtained by contacting American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City). If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

As we continue to pursue the Fund's investment objective of high current income through investments in selected debt securities of emerging markets countries and capital appreciation as a secondary objective, we appreciate your ongoing interest in the Fund. In an effort to provide more

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timely information concerning the Fund, shareholders may call 1-800-421-4777 for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as its current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations.




               Sincerely,


               Alan H. Rappaport                  Michael S. Hyland
               Chairman of the Board              President


                                                                          Page 3
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

Statement of Investments November 30, 1996 (unaudited)
BONDS -- 101.1%
--------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
--------------------------------------------------------------------------------------------------------
               ARGENTINA - 25.5%
Peso 11,264+   Republic of Argentina, BOCON, Pre 1, 3.5148%, 4/01/01*(b) ...........    $  9,511,095
Peso 10,705+   Republic of Argentina, BOCON, Pre 3, 3.5148%, 9/01/02*(b) ...........       7,937,278
     24,411    Republic of Argentina, BOCON, Pre 2, 5.375%, 4/01/01*(b) ............      22,648,120
     58,531+   Republic of Argentina, FRB, Series L, 6.625%, 3/31/05*(d) ...........      50,336,230
                                                                                        ------------
               TOTAL ARGENTINA......................................................      90,432,723
                                                                                        ------------
               BRAZIL - 21.4%
     51,438+   Federal Republic of Brazil, Capitalization (C) Bond, 8%, 4/15/14(b) .      37,549,569
     33,500+   Federal Republic of Brazil, Investment (Exit) Bond, 6%, 9/15/13 .....      23,994,375
     18,000+   Federal Republic of Brazil, NMB, Series L, 6.5625%, 4/15/09* ........      14,220,000
                                                                                        ------------
               TOTAL BRAZIL.........................................................      75,763,944
                                                                                        ------------

               BULGARIA - 2.7%
        282    Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*....         153,710
      2,500+   Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12* ..............         920,312
     17,250+   Republic of Bulgaria, IAB, 6.6875%, 7/28/11* ........................       8,430,938
                                                                                        ------------
               TOTAL BULGARIA.......................................................       9,504,960
                                                                                        ------------

               COSTA RICA - 5.5%
        629+   Costa Rica, Interest Bond, Series B, 6.32812%, 5/21/05*..............         566,414
      8,400    Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10 ................       6,384,000
     16,000+   Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15 ................      12,640,000
                                                                                        ------------
               TOTAL COSTA RICA.....................................................      19,590,414
                                                                                        ------------

               ECUADOR - 6.7%
     39,325+   Republic of Ecuador, PDI Bond, 6.5%, 2/27/15*(b) ....................      23,545,955
                                                                                        ------------

               HUNGARY - 1.6%
      5,250+   National Bank of Hungary, 8.875%, 11/01/13 ..........................       5,748,750
                                                                                        ------------

               INDONESIA - 0.7%
      1,250    Polysindo International Finance Company B.V., 11.375%, 6/15/06 ......       1,353,125
      1,000+   Tjiwi Kimia International Finance Co., 13.25%, 8/01/01 ..............       1,130,000
                                                                                        ------------
               TOTAL INDONESIA......................................................       2,483,125
                                                                                        ------------


                 See accompanying notes to financial statements.

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

Statement of Investments November 30, 1996 (continued) (unaudited)
BONDS (concluded)
--------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
--------------------------------------------------------------------------------------------------------
               MEXICO - 7.7%
      3,000+   Grupo Industrial Durango, 12%, 7/15/01 ..............................    $  3,195,000
     20,500+   United Mexico States, Par Bond, Series A, 6.25%, 12/31/19(d)
                   (including 20,500,000 rights expiring 6/30/03)...................      15,118,750
     12,000+   United Mexico States, Par Bond, Series B, 6.25%, 12/31/19
                   (including 12,000,000 rights expiring 6/30/03)...................       8,850,000
                                                                                        ------------
               TOTAL MEXICO.........................................................      27,163,750
                                                                                        ------------

               PANAMA - 5.8%
        846+   Republic of Panama, FRN, 6.54688%, 5/10/02* .........................         814,429
     29,000    Republic of Panama, IRB, 3.5%, 7/17/14*(d) ..........................      19,792,500
                                                                                        ------------
               TOTAL PANAMA.........................................................      20,606,929
                                                                                        ------------

               PERU - 4.8%
     30,000    Republic of Peru, FLIRB, 12/31/25(c) ................................      16,950,000
                                                                                        ------------

               POLAND - 5.6%
     20,880+   Republic of Poland, PDI Bond, 4%, 10/27/14*                                18,035,100
      3,000+   Republic of Poland, RSTA Bond, 3.25%, 10/27/24*                             1,912,500
                                                                                        ------------
               TOTAL POLAND.........................................................      19,947,600
                                                                                        ------------

               RUSSIA - 4.8%
     24,500    Russia, IAN, 12/31/15(c) ............................................      16,935,625
                                                                                        ------------

               SOUTH AFRICA - 0.5%
  ZAL 9,000    Republic of South Africa Notes, 12%, 2/28/05 ........................       1,622,070
                                                                                        ------------

               URUGUAY - 1.3%
      1,750    Uruguay, DCB, Series B, 6.6875%, 2/18/07* ...........................       1,671,250
      3,000    Uruguay, NMB, 6.8125%, 2/18/06* .....................................       2,775,000
                                                                                        ------------
               TOTAL URUGUAY........................................................       4,446,250
                                                                                        ------------

               VENEZUELA - 6.5%
      6,500+   Republic of Venezuela, DCB, Series DL, 6.625%, 12/18/07* ............       5,602,187
     19,750+   Republic of Venezuela, FLIRB, Series B, 6.4375%, 3/31/07* ...........      17,281,250
                                                                                        ------------
               TOTAL VENEZUELA......................................................      22,883,437
                                                                                        ------------
               TOTAL BONDS (cost $321,137,395)......................................     357,625,532
                                                                                        ------------

                 See accompanying notes to financial statements.
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

Statement of Investments November 30, 1996 (concluded) (unaudited)

--------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
--------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS++ -- 16.9%
--------------------------------------------------------------------------------------------------------
               Republic of Jamaica,
        556      Tranche A, 6.34375%, 10/15/00* (Chase Manhattan, New York).........     $   544,419
      4,000      Tranche B, 6.3125%, 11/15/04* (Morgan Guaranty Trust Company of
                   New York, Chase Manhattan, New York).............................       3,440,000

               Kingdom of Morocco,
     16,000+     Tranche A, 6.375%, 1/01/09* (Chase Manhattan, New York, Morgan
                   Guaranty Trust Company of New York, ING Bank N.V.)...............      12,960,000
     38,824      Tranche B, 6.375%, 1/01/04* (Chase Manhattan, New York, Morgan
                   Stanley Emerging Markets, Inc.)..................................      35,717,648

               Russia,
      9,250      Bank for Foreign Economic Affairs, Vnesheconombank#
                   (Chase Manhattan, New York, Merrill Lynch).......................       7,261,250
                                                                                        ------------
               TOTAL LOAN PARTICIPATIONS (cost $53,870,440).........................      59,923,317
                                                                                        ------------
               TOTAL  INVESTMENTS-- 118.0% (cost $375,007,835)......................     417,548,849
                                                                                        ------------

REPURCHASE AGREEMENTS -- 10.8%
--------------------------------------------------------------------------------------------------------
     15,000    Morgan (J.P.) Securities Inc., 5.6%, cost  $15,000,000, dated 11/29/96,
                 $15,007,000  due  12/02/96,   (collateralized  by $16,586,000 U.S.
                   Treasury Strip, due 5/15/98, valued at $15,300,585)..............      15,000,000
     23,344    Union Bank of Switzerland, 5.58%, cost $23,344,000, dated 11/29/96,
                 $23,354,855 due 12/02/96, (collateralized by $23,006,000 U.S. Treasury
                   Note, 6%, due 5/31/97, valued at $23,811,210)....................      23,344,000
                                                                                        ------------
               TOTAL REPURCHASE AGREEMENTS (cost $38,344,000).......................      38,344,000
                                                                                        ------------
               LIABILITIES IN EXCESS OF OTHER ASSETS - (28.8)%......................    (101,804,971)
                                                                                        ------------
               NET ASSETS - 100.0% (equivalent to $16.13 per share on
                 21,946,825 common shares outstanding)..............................    $354,087,878
                                                                                        ============

-----------
 (a)Principal denominated in U.S. dollars unless otherwise indicated.
 (b)Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
 (c)"When and if issued" security issued pursuant to a Brady Plan debt restructuring. The Investment Adviser believes that this restructuring will be completed and finalized and that the related Brady Bonds will be issued. Accordingly, the Fund has marked-to-market its investment in this security at November 30, 1996.
 (d)Securities valued at $38,824,750 as of November 30, 1996 were segregated to be available for the purchase of delayed delivery securities with a cost of $36,588,125.
   #Non-income producing. Security is currently in default
   *Rate shown reflects current rate on instrument with variable rates or step coupon rates.
   +All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
  ++Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.

                      Abbreviations used in this statement:

   BOCON   - Bonos de Consolidacion.                  IAN     - Interest Arrears Note.
   DCB     - Debt Conversion Bond.                    IRB     - Interest Reduction Bond.
   FLIRB   - Front Loaded Interest Reduction Bond.    NMB     - New Money Bond.
   FRB     - Floating Rate Bond.                      PDI     - Past Due Interest.
   FRN     - Floating Rate Note.                      RSTA    - Revolving Short Term Agreement.
   IAB     - Interest Arrears Bond.                   ZAL     - South African Rand.

                 See accompanying notes to financial statements.


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
Statement of Assets and Liabilities November 30, 1996 (unaudited)

Assets
Investments, at value (cost-- $375,007,835)..........................................  $417,548,849
Repurchase Agreements................................................................    38,344,000
Cash ................................................................................           824
Receivable for securities sold.......................................................    30,481,232
Interest receivable .................................................................     5,258,156
Unamortized organization expenses  ..................................................        38,047
Prepaid expenses ....................................................................         5,073
                                                                                       ------------
            Total assets  ...........................................................   491,676,181
                                                                                       ------------

Liabilities
Loan payable (Note 5)  ..............................................................   100,000,000
Payable for securities purchased  ...................................................    36,588,125
Accrued interest expense on loan ....................................................       434,723
Accrued management fee (Note 3) .....................................................       338,764
Other accrued expenses ..............................................................       226,691
                                                                                       ------------
            Total liabilities  ......................................................   137,588,303
                                                                                       ------------

Net Assets
Common Stock ($.001 par value, authorized 100,000,000 shares;
  21,946,825 shares outstanding) ....................................................        21,947
Additional paid-in capital  .........................................................   306,927,999
Undistributed net investment income .................................................     2,478,603
Accumulated net realized gain on investments  .......................................     2,118,743
Net unrealized appreciation on investments and foreign currency translations ........    42,540,586
                                                                                       ------------
            Net assets...............................................................  $354,087,878
                                                                                       ============
Net Asset Value Per Share ($354,087,878 / 21,946,825 shares) ........................        $16.13
                                                                                             ======

                 See accompanying notes to financial statements.

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Statement of Operations For the Six Months Ended November 30, 1996 (unaudited)

Net Investment Income

Income
Interest (includes discount accretion of $8,463,916) ................................     $25,866,093

Expenses
Interest on loan.......................................................    $3,353,081
Management fee ........................................................     1,899,642
Custodian .............................................................        54,900
Printing ..............................................................        50,142
Transfer agent ........................................................        36,783
Audit and tax services ................................................        36,417
Legal .................................................................        31,659
Directors' fees and expenses ..........................................        17,019
Listing fees ..........................................................        16,170
Amortization of organization expenses .................................        13,529
Other .................................................................        63,142       5,572,484
                                                                           ----------     -----------
Net investment income................................................................      20,293,609
                                                                                          -----------
Realized and Unrealized Gain (Loss) On Investments
  and Foreign Currency Transactions
Net Realized Gain (Loss) on:
  Investments........................................................................       1,380,544
  Foreign currency transactions......................................................         (58,858)
                                                                                          -----------
                                                                                            1,321,686
                                                                                          -----------

Change in Net Unrealized Appreciation (Depreciation) on:
  Investments and written options....................................................      53,240,528
  Translation of foreign currency contracts and other assets and liabilities
    denominated in foreign currencies................................................          (2,129)
                                                                                          -----------
                                                                                           53,238,399
                                                                                          -----------
Net realized gain and change in net unrealized appreciation (depreciation)...........      54,560,085
                                                                                          -----------
Net Increase in Net Assets from Operations...........................................     $74,853,694
                                                                                          ===========

                 See accompanying notes to financial statements.

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Statement of Changes in Net Assets

                                                                        For the
                                                                   Six Months Ended       For the Year
                                                                   November 30, 1996         Ended
                                                                      (unaudited)         May 31, 1996
-------------------------------------------------------------------------------------------------------
Operations
Net investment income ............................................   $ 20,293,609         $ 42,016,993
Net realized gain on investments and foreign currency transactions      1,321,686           12,942,278
Change in net unrealized appreciation (depreciation) .............     53,238,399           41,682,100
                                                                     ------------         ------------
Net increase in net assets from operations .......................     74,853,694           96,641,371
                                                                     ------------         ------------

Dividends and Distributions to Shareholders from
Net investment income ............................................    (18,032,138)         (28,135,808)
Net realized gains ...............................................         --               (7,928,468)
                                                                     ------------         ------------
Total dividends and distributions to shareholders.................    (18,032,138)         (36,064,276)
                                                                     ------------         ------------

Capital Share Transactions
Value of shares issued in reinvestment of dividends
     (89,691 shares issued).......................................      1,317,325               --
                                                                     ------------         ------------
Total increase in net assets......................................     58,138,881           60,577,095

Net Assets
Beginning of period...............................................    295,948,997          235,371,902
                                                                     ------------         ------------
End of period (included undistributed net investment income
     of $2,478,603 and $217,132, respectively)....................    354,087,878         $295,948,997
                                                                     ============         ============

Statement of Cash Flows For the Six Months Ended November 30, 1996 (unaudited)

Cash Flows from Operating Activities:
Purchases of securities and options  ................................................    $(313,887,675)
Net sales of short-term investments .................................................       28,156,000
Proceeds from sales of securities, options and principal paydowns ...................      297,007,963
                                                                                         -------------
                                                                                            11,276,288
Net investment income  ..............................................................       20,293,609
Accretion of discount on investments ................................................       (8,463,916)
Interest on payment-in-kind bonds ...................................................       (3,425,728)
Amortization of organization expenses ...............................................           13,529
Net change in receivables/payables related to operations ............................       (3,105,260)
                                                                                         -------------
Net cash provided by operating activities............................................       16,588,522
                                                                                         -------------

Cash Flows from Financing Activities:
Dividends paid ......................................................................      (18,032,138)
Value of shares issued in reinvestment of dividends .................................        1,317,325
                                                                                         -------------
Net cash used by financing activities  ..............................................      (16,714,813)
                                                                                         -------------
Net decrease in cash  ...............................................................         (126,291)
Cash at beginning of period  ........................................................          127,115
                                                                                         -------------
Cash at end of period  ..............................................................    $         824
                                                                                         =============
                 See accompanying notes to financial statements.

                                                                                                 Page 9
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Notes to Financial Statements (unaudited)

1.   Organization

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in
Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles
("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market.
     However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price.
     Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
     dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

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Notes to Financial Statements (continued) (unaudited)

2.   Significant Accounting Policies (continued)

     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $135,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment;
     temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.


                                                                         Page 11


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (continued) (unaudited)

2.   Significant Accounting Policies (continued)

     (i) Option contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended November 30, 1996, the Fund paid interest expense of $3,374,131.

3.   Management and Advisory Fees and Other Transactions

     The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

     The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

     At November 30, 1996, Oppenheimer and the Investment Adviser each own 3,697 and 4,849 shares of the Fund, respectively. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.   Portfolio Activity

     Cost of purchases and proceeds from sales of securities, excluding short-term investments and written options, for the six months ended November 30, 1996 aggregated $347,737,301 and $309,432,157, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreements at November 30, 1996 was $414,096,427. Gross unrealized appreciation and depreciation amounted to $43,436,897 and $1,640,475, respectively, resulting in a net unrealized appreciation on investments of $41,796,422.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (continued) (unaudited)

5.   Bank Loan

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 1% and the maturity date is May 6, 1997. The collateral for the loan was valued at $234,565,442 on November 30, 1996 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

6.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 1996 was $59,923,317.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 1996, the Fund has a concentration risk in sovereign debt of emerging market countries.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of November 30, 1996, the Fund did not have any outstanding forward contracts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Notes to Financial Statements (concluded) (unaudited)

8.   Financial Instruments with Off-Balance Sheet Risk (continued)

     The Fund enters into option transactions to hedge against possible changes in the market value of certain securities held. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market. As of November 30, 1996, the Fund did not have any outstanding option transactions.

9.   Dividend Subsequent to November 30, 1996

     On December 12, 1996, the Board of Directors of the Fund declared a common stock dividend of $0.2665 per share from net investment income, $0.0635 per share from realized net short-term capital gains and $0.0825 per share from realized net long-term capital gains. The dividend was payable on December 31, 1996 to shareholders of record December 24, 1996.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Financial Highlights


Data for a share of common stock outstanding throughout the period:

                                                Six Months
                                                   Ended          Year          Year
                                               November 30,       Ended         Ended     Period Ended
                                                   1996          May 31,       May 31,       May 31,
                                                (unaudited)       1996          1995         1994(a)
--------------------------------------------------------------------------------------------------------

Net investment income.....................       $  0.93         $  1.92       $  1.69       $  1.22
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................          2.49            2.50         (2.24)        (1.03)
                                                 -------         -------       -------       -------
Total from investment operations..........          3.42            4.42         (0.55)         0.19
                                                 -------         -------       -------       -------
Dividends to shareholders from net
   investment income......................         (0.83)          (1.29)        (1.36)        (1.06)
Dividends to shareholders from net
   realized capital gains.................            --           (0.36)        (0.29)        (0.14)
                                                 -------         -------       -------       -------
Total dividends and
   distributions to shareholders..........         (0.83)          (1.65)        (1.65)        (1.20)
                                                 -------         -------       -------       -------
Offering costs on issuance of common stock            --              --            --         (0.04)
                                                 -------         -------       -------       -------
Net increase (decrease) in net asset value          2.59            2.77         (2.20)        (1.05)
Net asset value, beginning of period......         13.54           10.77         12.97         14.02
                                                 -------         -------       -------       -------
Net asset value, end of period............        $16.13          $13.54        $10.77        $12.97
                                                  ======          ======        ======        ======

Per share market value, end of period.....        $15.38          $13.88        $11.88        $14.00
Total investment return based on market
   price per share (c)....................        17.34%          32.72%        -2.18%         8.29%(b)
Ratios/Supplemental data:

   Net assets, end of period..............  $354,087,878    $295,948,997  $235,371,902  $283,481,270
   Ratio of operating expenses to
       average net assets.................         1.39%(d)        1.43%         1.45%         1.38%(d)
   Ratio of interest expense to
       average net assets.................         2.10%(d)        2.78%         2.96%         1.02%(d)
   Ratio of total expenses to
       average net assets.................         3.49%(d)        4.21%         4.41%         2.40%(d)
   Ratio of net investment income to
       average net assets.................        12.72%(d)       16.20%        15.42%         8.98%(d)
   Portfolio turnover rate................        79.65%          93.50%        58.16%        23.15%
   Bank loan outstanding, end of period...  $100,000,000    $100,000,000  $100,000,000  $100,000,000
   Interest rate on bank loan, end of period     6.5625%        6.60156%       7.5625%        6.375%
   Weighted average bank loan.............  $100,000,000    $100,000,000  $100,000,000  $ 66,348,974
   Weighted average interest rate.........         6.71%(d)        7.21%         7.12%         4.87%(d)

----------------
(a) For the period June 25, 1993 (commencement of operations) through May 31, 1994.
(b) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $14.00 per share. This calculation is not annualized.
(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(d) Annualized.

                 See accompanying notes to financial statements.

                                                                                                          Page 15

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Selected Quarterly Financial Information


Summary of quarterly results of operations (unaudited):

                                                                                 Net Realized Gain
                                                                                 (Loss) & Change in
                                                     Net Investment               Net Unrealized
                                                         Income             Appreciation (Depreciation)
                                                                    Per                       Per
Quarters Ended*                                       Total        Share         Total       Share
--------------------------------------------------------------------------------------------------------
August 31, 1993**...........................        $  3,644       $.17         $14,086     $  .64

November 30, 1993...........................           7,869        .36          17,599        .81

February 28, 1994...........................           6,585        .30         (12,663)      (.58)

May 31, 1994................................           8,511        .39         (41,458)     (1.90)

August 31, 1994.............................           8,536        .39          (5,787)      (.27)

November 30, 1994...........................           9,293        .42         (21,503)      (.98)

February 28, 1995...........................           9,157        .42         (53,616)     (2.45)

May 31, 1995................................          10,039        .46          31,849       1.46

August 31, 1995.............................          10,387        .48           3,358        .15

November 30, 1995...........................           9,897        .45          10,421        .48

February 29, 1996...........................          10,271        .47          24,630       1.13

May 31, 1996................................          11,462        .52          16,215        .74

August 31, 1996.............................          10,367        .47          15,085        .69

November 30, 1996...........................           9,927        .46          39,475       1.80


-------------
 *Totals expressed in thousands of dollars except per share amounts.

**For the period June 25, 1993 (commencement of operations) through August 31, 1993.


                 See accompanying notes to financial statements.

Page 16

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

(left column)

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

LESLIE H. GELB
      President, The Council
      on Foreign Relations

MICHAEL S. HYLAND
      President;
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ALAN H. RAPPAPORT
      Chairman of the Board;
      Executive Vice President,
      Oppenheimer &Co., Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      John Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

ALAN H. RAPPAPORT
      Chairman of the Board

MICHAEL S. HYLAND
      President

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President and General Counsel

ALAN M. MANDEL
      Treasurer

TANA E. TSELEPIS
      Secretary

JENNIFER G. MUZZEY
      Assistant Secretary

AMY W. YEUNG
      Assistant Treasurer

LAURIE A. PITTI
      Assistant Treasurer

(right column)

The Emerging Markets
Income Fund II Inc

      7 World Trade Center
      New York, New York  10048
      1-800-SALOMON (1-800-725-6666)

INVESTMENT MANAGER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Emerging Markets Income Fund II Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

(left column)

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
                                -----------------


(right column)

                 The Emerging Markets
                 Income Fund II Inc


                 Semi-Annual Report

                 NOVEMBER 30, 1996








               ---------------------------------------------
                     The Emerging Markets Income Fund II Inc
                     ---------------------------------------------